                         SoGen Overseas Variable Fund








                                    [LOGO]







                              Semi-Annual Report

                                 June 30, 1999

                          SoGen Overseas Variable Fund

                             THE PRESIDENT'S LETTER

Dear Shareholder:

  From February 3, 1997 (commencement of operations) through June 30, 1999, the value of an investment in your Fund increased at a compounded average annual rate of 10.16%. Over the past twelve months, the rate was 20.06%.

  As of June 30, 1999 your Fund's net assets, on an economic basis, were invested as follows:

        Foreign stocks(/1/)                94.6%
        U.S. dollar bonds                   1.2
        Foreign currency bonds              1.0
        U.S. dollar cash and equivalents    3.2
                                          -----
                                          100.0%
                                          =====

--------
(/1/Includes)convertible bonds with moderate premia.

  About 44% of the foreign stock portfolio was invested in developed countries in Continental Europe and 21% in Japan. Other relatively large investments were in Hong Kong (7%), the United Kingdom (5%) and New Zealand (5%).

  In my letter to you on February 1, 1999, I expressed confidence that the merits of the companies included in the portfolio would be recognized. A few weeks later, that began to happen. Still, many small "value" stocks--our primary focus--remain appealing, I believe.

  For example, CDL Hotels International Limited is a Hong Kong based holding company which controls about sixty-five hotels throughout the world (including the well-known Plaza Hotel in New York City). We figure the stock sells at a discount of about 40% to the value of the hotels. Such an investment represents an attractive opportunity for the long-term.

                                          Sincerely yours,

                                          /s/ Jean-Marie Eveillard
                                          Jean-Marie Eveillard
                                          President

July 21, 1999

                         SoGen Overseas Variable Fund

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  After several months of global financial turmoil, concerns over deflation and the state of the economy worldwide weighed on most markets through the end of 1998, when fears of instability began to subside. The U.S. market rebounded by the end of the year and European growth stocks rose ahead of the introduction of the Euro on January 1, 1999. Later, cyclical issues and smaller stocks also strengthened in reaction to a more optimistic outlook for global growth. Given that the Fund's investments primarily consist of small and medium capitalization stocks, the stronger performance of the smaller European issues had a positive impact on the Fund's net asset value.

  In Asia, the Japanese market also experienced strong gains as evidence of an improving economy began to surface. Several Asian countries also made a surprising recovery from the effects of the financial and monetary crisis that caused a severe recession in that part of the world. Stocks in South Korea, Singapore and Hong Kong rose sharply. Consequently, the Fund's investments in Asia--which account for approximately 30% of the portfolio--performed strongly.

  The U.S. dollar continued to rise for most of the period, particularly against the Euro, which lost nearly 13% of its value since its introduction. However, the Fund partially hedged its currency exposure, which offered some protection against the rising dollar. The portfolio remained widely diversified at all times.

                             SUMMARY OF FUND DATA

  The table below covers the period from February 3, 1997 (commencement of operations) to June 30, 1999.

                                                                                     Net Asset
                                                                                     Value of
                                                                                    Investment
                                                                                       With
                                                                        Investment Dividends and
                            Number              Net Asset Capital Gains   Income   Distributions
                           of Shares  Total Net   Value   Distributions Dividends   Reinvested
                          Outstanding  Assets   Per Share   Per Share   Per Share  (Cumulative)*
                          ----------- --------- --------- ------------- ---------- -------------
February 3, 1997
 (commencement of opera-
 tions).................     10,000   $ 100,000  $10.00        --           --        $10.00
December 31, 1997.......    142,378   1,390,537    9.77        --           --          9.77
December 31, 1998.......    418,376   4,212,629   10.07        --         $0.11        10.18
June 30, 1999...........    489,224   6,107,861   12.48        --           --         12.62

--------
* The calculation is based on an assumed investment in one share with income dividends and capital gains distributions reinvested in additional shares. (No adjustment has been made for any income taxes payable by shareholders on such dividends.)

                          SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

  Number                                                     Cost      Value
 of Shares                                                 (Note 1)   (Note 1)
 ---------                                                 --------   --------

           Common and Preferred Stocks
           United Kingdom (7.20%)
   40,000  IMI plc (5).................................   $  170,886 $  162,054
   30,000  Antofagasta Holdings plc (17)...............      105,563    139,511
   25,000  Royal Doulton plc (9).......................       34,319     52,612
    3,500  Scottish Media Group plc (12)...............       40,860     48,001
   50,000  Lonrho Africa plc (17)......................       58,435     37,834
                                                          ---------- ----------
                                                             410,063    440,012
                                                          ---------- ----------
           Sweden (1.28%)
    7,000  IRO AB (5)..................................       76,432     77,913
                                                          ---------- ----------
           Denmark (1.36%)
    2,000  Carlsberg International A/S "B' (9).........       94,854     83,137
                                                          ---------- ----------
           Netherlands (4.25%)
    5,500  Apothekers Cooperatie OPG U.A. (11).........      143,421    136,019
    4,000  Holdingmaatschappij de Telegraaf NV (12)....       87,149     78,726
    3,000  European City Estates NV (15)...............       40,937     45,134
                                                          ---------- ----------
                                                             271,507    259,879
                                                          ---------- ----------
           Germany (9.78%)
      575  Buderus AG (5)..............................      229,781    229,301
    2,000  Hornbach Holding AG Pfd. (10)...............       99,450     85,527
      500  Bertelsmann AG D.R.C. (12)..................       61,129     58,455
    2,500  Vossloh AG (7)..............................       67,609     56,675
      200  Friedrich Grohe AG Pfd. (4).................       55,109     56,056
    1,000  Bayer AG (6)................................       38,365     41,579
      100  Suedzucker AG Pfd. (9)......................       43,537     38,642
    2,000  Gerresheimer Glas AG (9)....................       30,362     31,326
                                                          ---------- ----------
                                                             625,342    597,561
                                                          ---------- ----------
           France (13.92%)
      100  Societe Immobiliere Marseillaise (16).......      167,570    231,851
      500  Sagem ADP (8)...............................      173,629    206,090
    1,750  Emin Leydier (2)............................       94,133    127,853
      225  Societe Sucriere de Pithiviers-le-Vieil (3).       97,176     86,573
      650  Legrand ADP (5).............................       81,074     74,682
      300  Robertet SA (9).............................       48,516     41,888
      200  Didot-Bottin (16)...........................       27,847     32,954
      500  Crometal (5)................................       25,749     25,689
      325  Gaumont SA (12).............................       23,776     22,304
                                                          ---------- ----------
                                                             739,470    849,884
                                                          ---------- ----------
           Switzerland (5.34%)
      500  Edipresse SA Bearer (12)....................      136,200    162,270
      150  Kuehne & Nagel International AG Bearer (7)..      102,325    104,110
      200  Sika Finanz AG Bearer (4)...................       57,532     59,638
                                                          ---------- ----------
                                                             296,057    326,018
                                                          ---------- ----------
           Spain and Portugal (4.35%)
    7,000  Espirito Santo Financial Group SA (14)......      111,897    114,625
   15,000  Energia E Industrias Aragonesas SA (6)......       86,968     80,375
    7,000  Companhia de Celulose do Caima (2)..........       75,282     70,761
                                                          ---------- ----------
                                                             274,147    265,761
                                                          ---------- ----------

                          SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

  Number                                                     Cost      Value
 of Shares                                                 (Note 1)   (Note 1)
 ---------                                                 --------   --------

           Common and Preferred Stocks (continued)
           Turkey (1.06%)
   70,000  Usas Ucak Servisi A.S. (7)..................   $   77,167 $   64,675
                                                          ---------- ----------
           Japan (20.49%)
   35,000  The Dai-Tokyo Fire & Marine Insurance Co.,
            Ltd. (14)..................................      121,553    125,738
    5,000  Shimano Inc. (9)............................      114,754    118,305
    1,000  Secom Co., Ltd. (13)........................       63,488    104,059
   20,000  The Nichido Fire & Marine Insurance Co.,
            Ltd. (14)..................................      104,055    102,903
    2,500  Fuji Photo Film Co., Ltd. ADR (9)...........       83,944     95,000
    5,000  Nitto Kohki Co., Ltd. (5)...................       37,028     94,975
      500  Toho Co., Ltd. (12).........................       53,535     73,089
   10,000  Shoei Co., Ltd. (16)........................       64,574     59,545
   10,000  Tachi-S Co., Ltd. (5).......................       46,486     58,637
    3,000  SK Kaken Company Limited (6)................       31,392     55,994
   12,000  Nisshinbo Industries, Inc. (9)..............       45,570     54,606
    3,000  Mandom Corp. (9)............................       24,597     54,259
    3,000  Chofu Seisakusho Co., Ltd. (9)..............       44,358     53,516
   15,000  Aida Engineering, Ltd. (5)..................       61,907     49,676
    7,000  Yomeishu Seizo Co., Ltd. (9)................       39,643     47,289
    8,000  Sotoh Co., Ltd. (9).........................       49,537     44,266
      300  Benesse Corporation (13)....................       10,082     32,580
    1,000  T. Hasegawa Co., Ltd. (9)...................       19,801     27,254
                                                          ---------- ----------
                                                           1,016,304  1,251,691
                                                          ---------- ----------
           Hong Kong (6.93%)
  500,000  CDL Hotels International Limited (14).......      163,525    209,442
  200,000  Shaw Brothers (Hong Kong) Limited (12)......      116,065    136,621
  150,000  Jardine International Motor Holdings Ltd.
            (7)........................................       67,459     77,333
                                                          ---------- ----------
                                                             347,049    423,396
                                                          ---------- ----------
           Singapore and Malysia (3.20%)
   35,000  Clipsal Industries Ltd. (4).................       20,962     54,250
   20,000  Times Publishing Limited (12)...............       26,114     44,400
   10,000  Genting Berhad (16).........................       17,843     38,158
   20,000  Tronoh Mines Malaysia Berhad (18)...........       17,807     34,474
   10,000  Delgro Corporation Ltd. (12)................        6,890     24,079
                                                          ---------- ----------
                                                              89,616    195,361
                                                          ---------- ----------
           Thailand (0.31%)
    3,500  The Oriental Hotel Public Company Limited
            (15).......................................       18,321     18,960
                                                          ---------- ----------
           Australia and New Zealand (5.93%)
  114,285  Spotless Services Limited (13)..............       89,514     86,086
   20,000  Wilson & Horton Limited (12)................       94,108     83,590
  250,000  Shortland Properties Limited (15)...........       81,537     76,712
  150,000  Tasman Agriculture Limited (3)..............       65,427     61,899
   45,000  Carter Holt Harvey Limited (2)..............       37,201     53,804
                                                          ---------- ----------
                                                             367,787    362,091
                                                          ---------- ----------
           Canada (2.50%)
    4,000  Canadian Pacific Limited (17)...............      106,814     95,250
    5,000  Fletcher Challenge Limited, Class "A' (2)...       55,392     57,309
                                                          ---------- ----------
                                                             162,206    152,559
                                                          ---------- ----------

                         SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

   Number                                                 Cost       Value
 of Shares                                              (Note 1)    (Note 1)
 ---------                                              --------    --------

            Common and Preferred Stocks (continued)
            Mexico (2.14%)
     45,000 Industrias Penoles, S.A. de C.V. (1)....   $  156,409  $  130,414
                                                       ----------  ----------
            Miscellaneous (3.38%)
     10,000 Freeport McMoRan Copper & Gold Inc.,
             Preferred Series "B' (a)(18)...........      183,721     159,375
     10,000 Harmony Gold Mining Company Ltd. (18)...       49,422      47,065
                                                       ----------  ----------
                                                          233,143     206,440
                                                       ----------  ----------
            Total Common and Preferred Stocks.......    5,255,874   5,705,752
                                                       ----------  ----------
 Principal
   Amount
 ---------
            Bonds, Notes and Convertible Bonds
            U.S. Dollar Convertible Bonds (2.61%)
    $75,000 International Container Terminal
             Services, Inc. 1 3/4% due 3/13/2004
             (7)....................................       64,941      73,688
     75,000 Scandinavian Broadcasting System SA 7
             1/4% due 8/01/2005 (12)................       73,203      83,719
     20,000 P.T. Inti Indorayon Utama 7% due
             5/02/2006 (2)..........................       14,521       2,000
                                                       ----------  ----------
                                                          152,665     159,407
                                                       ----------  ----------
            Non U.S. Dollar Convertible Bond (0.51%)
 GBP 20,000 Berisford plc 5% due 1/31/2015 (16).....       26,806      31,134
                                                       ----------  ----------
            Total Bonds, Notes and Convertible
             Bonds..................................      179,471     190,541
                                                       ----------  ----------
            Total Investments (96.54%)..............   $5,435,345*  5,896,293**
                                                       ==========
            Other assets in excess of liabilities
             (3.46%)................................                  211,568
                                                                   ----------
            Net assets (100.00%)....................               $6,107,861
                                                                   ==========

--------
(a) Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
 * At June 30, 1999 cost is substantially identical for both book and federal income tax purposes.
** Gross unrealized appreciation and depreciation of securities at June 30, 1999 were $722,355 and $261,407, respectively. (Net appreciation was $460,948.)

Foreign Currencies     Industry Classifications
------------------     ------------------------
GBP--Pound Sterling    (1) Metals and Minerals      (10) Distribution
                       (2) Forest Products          (11) Health Care
                       (3) Agriculture              (12) Media
                       (4) Building Materials       (13) Services
                       (5) Capital Goods            (14) Financial Institutions
                       (6) Chemicals                (15) Real Estate
                       (7) Transportation           (16) Holding Companies
                       (8) Electronics              (17) Conglomerates
                       (9) Consumer Products        (18) Gold Related

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

Assets:
  Investments, at value (Note 1):
    Common and preferred stock (identified cost, $5,255,874)....... $5,705,752
    Bonds, notes, and convertible bonds (identified cost,
     $179,471).....................................................    190,541
                                                                    ----------
      Total investments (cost $5,435,345)..........................  5,896,293
  Cash.............................................................     20,383
  Receivable for Fund shares sold..................................     10,961
  Receivable for investment securities sold........................     51,201
  Receivable for forward currency contracts held, at value (Notes 1
   and 6)..........................................................    120,050
  Accrued interest and dividends receivable........................     20,078
  Deferred organization costs (Note 1).............................     45,785
  Receivable from SGAM Corp. (Note 2)..............................     54,368
  Prepaid expenses (Note 1)........................................        812
                                                                    ----------
      Total Assets.................................................  6,219,931
                                                                    ----------
Liabilities:
  Payable for investment securities purchased......................     61,834
  Payable for forward currency contracts held, at value (Notes 1
   and 6)..........................................................      4,086
  Distribution fees payable (Note 3)...............................     16,536
  Directors' fees payable (Note 2).................................        576
  Accrued expenses and other liabilities...........................     29,038
                                                                    ----------
      Total Liabilities............................................    112,070
                                                                    ----------
Net Assets:
  Capital stock (par value, $0.001 per share)......................        489
  Capital surplus..................................................  5,155,739
  Net unrealized appreciation (depreciation) on:
    Investments....................................................    460,948
    Forward currency contracts.....................................    115,964
    Foreign currency related transactions..........................       (670)
  Undistributed net realized gains on investments..................    285,061
  Undistributed net investment income..............................     90,330
                                                                    ----------
      Net Assets (Note 1).......................................... $6,107,861
                                                                    ==========
Net Asset Value per Share (NAV) (based on 489,224 shares
 outstanding; 1,000,000,000 shares authorized) (Note 5)............ $    12.48
                                                                    ==========
Maximum Offering Price per Share................................... $    12.48
                                                                    ==========

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

Investment Income:
  Income:
    Dividends (net of $6,347 foreign taxes withheld).............. $   77,143
    Interest (net of $108 foreign taxes withheld).................     21,612
                                                                   ----------
      Total income from operations................................     98,755
                                                                   ----------
  Expenses:
    Investment advisory fees (Note 2).............................     18,501
    Custodian fees................................................     27,541
    Directors' fees (Note 2)......................................     24,614
    Amortization of deferred organization costs (Note 1)..........      8,918
    Distribution fees (Note 3)....................................      6,081
    Audit fees....................................................      5,529
    Legal fees....................................................      4,099
    Printing......................................................      2,569
    Insurance.....................................................        326
    Registration and filing fees..................................        255
    Miscellaneous.................................................        743
                                                                   ----------
      Total expenses from operations..............................     99,176
                                                                   ----------
  Advisory fees waived (Note 2)...................................    (18,501)
  Expense reimbursement (Note 2)..................................    (43,146)
  Expense reduction due to earnings credits (Note 1)..............       (527)
                                                                   ----------
      Net expenses from operations................................     37,002
                                                                   ----------
  Net investment income (Note 1)..................................     61,753
                                                                   ----------
Realized and Unrealized Gains (Losses) on Investments and Foreign
 Currency Related Transactions (Notes 1 and 6):
  Net realized gain (loss) from:
    Investment transactions.......................................    222,946
    Foreign currency related transactions.........................     (7,498)
                                                                   ----------
                                                                      215,448
                                                                   ----------
  Change in unrealized appreciation (depreciation) of:
    Investments...................................................    623,128
    Foreign currency related transactions.........................    172,155
                                                                   ----------
                                                                      795,283
                                                                   ----------
  Net gain on investments and foreign currency related
   transactions...................................................  1,010,731
                                                                   ----------
Net Increase in Net Assets Resulting from Operations.............. $1,072,484
                                                                   ==========

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 Six Months
                                                    Ended
                                                June 30, 1999    Year Ended
                                                 (Unaudited)  December 31, 1998
                                                ------------- -----------------
Operations:
  Net investment income........................  $    61,753     $    69,719
  Net realized gain from investments and
   foreign currency related transactions.......      215,448          34,863
  Increase (decrease) in unrealized
   appreciation (depreciation) of investments
   and foreign currency related transactions...      795,283        (151,773)
                                                 -----------     -----------
   Net increase (decrease) in assets resulting
    from operations............................    1,072,484         (47,191)
                                                 -----------     -----------
Distributions to Shareholders:
  Dividends paid from net investment income....      --              (45,275)
                                                 -----------     -----------
   Decrease in net assets resulting from
    distributions..............................      --              (45,275)
                                                 -----------     -----------
Fund Share Transactions (Note 5):
  Net proceeds from shares sold................    4,500,568       4,199,368
  Net asset value of shares issued for
   reinvested dividends and distributions......      --               45,275
  Cost of shares redeemed......................   (3,677,820)     (1,330,085)
                                                 -----------     -----------
   Increase in net assets from Fund share
    transactions...............................      822,748       2,914,558
                                                 -----------     -----------
   Net increase in net assets..................    1,895,232       2,822,092
Net Assets (Note 1):
  Beginning of period..........................    4,212,629       1,390,537
                                                 -----------     -----------
  End of period (including undistributed net
   investment income of $90,330 and $36,075,
   respectively.)..............................  $ 6,107,861     $ 4,212,629
                                                 ===========     ===========

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                         NOTES TO FINANCIAL STATEMENTS

Note 1--Significant Accounting Policies

  SoGen Variable Funds, Inc. (the "Company") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company consists of one portfolio, SoGen Overseas Variable Fund (the "Fund"). The following is a summary of significant accounting policies adhered to by the Fund.

  a) Security valuation--Portfolio securities held in the Fund are valued based on market quotations where available. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available and any restricted securities are valued at fair value as determined in good faith by the Board of Directors.

  b) Deferred organization costs--Costs incurred in connection with the organization of the Fund have been capitalized and are being amortized on a straight-line basis over a sixty-month period from the date the Fund commenced investment operations.

  c) Security transactions and income--Security transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund amortizes discounts on debt obligations; however, premiums are not amortized.

  d) Expenses--Earnings credits reduce custodian fees by the amount of interest earned on balances with such service providers.

  e) Foreign currency translation--The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

  The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

  f) Forward currency contracts--In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current market, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

  g) U.S. income taxes--No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized

                          SoGen Overseas Variable Fund
gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis.

  h) Reclassification of capital accounts--On the statements of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to increase undistributed net realized gains on investments and decrease undistributed net investment income in the amount of $7,498.

  i) Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2--Investment Advisory Agreement and Transactions with Related Persons

  Under the terms of an investment advisory agreement dated August 16, 1996, the Fund pays Societe Generale Asset Management Corp. ("SGAM Corp.") a monthly advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund. In return, SGAM Corp. provides the Fund with advisory services and pays certain Fund expenses, including salaries and office costs. SGAM Corp. has agreed to waive its advisory fee and, if necessary, reimburse the Fund through April 30, 2000 to the extent that the Fund's aggregate expenses exceed 1.50% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Fund's investment advisory fees of $18,501 were waived in their entirety by SGAM Corp. In addition, SGAM Corp. voluntarily reimbursed the Fund for expenses in the amount of $43,146.

  For the six months ended June 30, 1999, SG Cowen Securities Corporation ("SGCS"), the Fund's principal underwriter, or its affiliates received $1,001 in broker's commissions for portfolio transactions executed on behalf of the Fund. Effective July 1, 1999, Funds Distributor Inc. ("FDI") became the principal underwriter to the Fund.

  Each director who is not an officer of the Company or an employee of SGAM Corp., SGCS or its corporate affiliates is paid an annual fee of $6,000 plus $1,000 for each meeting attended. For the six months ended June 30, 1999, such fees amounted to $24,614.

Note 3--Distribution Plan and Agreement

  The Company has entered into a Distribution Plan and Agreement (the "Plan") with SGCS, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, whereby the Fund may pay quarterly, a distribution related fee to SGCS at an annual rate of up to 0.25% of the Fund's average daily net assets. The Plan provides that SGCS will use amounts payable by the Fund under the Plan, in their entirety, for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six months ended June 30, 1999, the distribution fees paid or payable to SGCS by the Fund were $6,081. Effective July 1, 1999, FDI has assumed SGCS's obligations under the Plan, pursuant to a new Rule 12b-1 Distribution Plan and Agreement, which contains substantially similar terms and conditions as the Plan.

Note 4--Purchases and Sales of Securities

  During the six months ended June 30, 1999, the aggregate cost of purchases of investments and proceeds from sales of investments, totaled $2,734,927 and $1,778,267, respectively.

                          SoGen Overseas Variable Fund

Note 5--Capital Stock

  Transactions in shares of capital stock were as follows:

                                                 Six Months
                                                    Ended        Year Ended
                                                June 30, 1999 December 31, 1998
                                                ------------- -----------------
   Shares sold.................................    388,602         403,890
   Shares issued for reinvested dividends and
    distributions..............................      --              4,602
   Shares redeemed.............................   (317,754)       (132,494)
                                                  --------        --------
   Net increase................................     70,848         275,998
                                                  ========        ========

Note 6--Commitments

  As of June 30, 1999, the Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $115,964.

Transaction Hedges:

Foreign Currency Purchases

Settlement                                                                  Unrealized      Unrealized
 Dates            Foreign Currency        U.S. $ Value at  U.S. $ To Be   Appreciation at Depreciation at
 Through           To Be Received          June 30, 1999     Delivered     June 30, 1999   June 30, 1999
----------  ----------------------------- --------------- --------------- --------------- ---------------
 7/02/99        24,711 Swiss Franc          $   15,881      $   16,041          --            $  (160)
 7/05/99        13,116 Pound Sterling           20,676          20,799          --               (123)
 7/05/99     1,222,607 Japanese Yen             10,097          10,112          --                (15)
 7/30/99        14,731 Euro                     15,179          15,215          --                (36)
                                            ----------      ----------       --------         -------
                                                61,833          62,167          --               (334)
                                            ----------      ----------       --------         -------


Portfolio Hedges:


Settlement                                                                  Unrealized      Unrealized
 Dates          Net Foreign Currency       U.S. $ To Be   U.S. $ Value at Appreciation at Depreciation at
 Through           To Be Delivered           Received      June 30, 1999   June 30, 1999   June 30, 1999
----------  ----------------------------- --------------- --------------- --------------- ---------------
 7/01/99             0 French Franc         $  290,574      $  271,536       $ 19,038           --
 7/08/99        81,000 Deutsche Mark            53,887          47,003          6,884           --
 7/15/99        88,000 Australian Dollar       142,589         146,341          --            $(3,752)
10/06/99       246,000 Swiss Franc             285,304         269,774         15,530           --
11/03/99       857,000 Euro                    921,199         875,278         45,921           --
11/04/99    75,520,000 Japanese Yen            896,941         867,920         29,021           --
10/05/01       318,500 New Zealand Dollar      184,459         180,803          3,656           --
                                            ----------      ----------       --------         -------
                                             2,774,953       2,658,655        120,050          (3,752)
                                            ----------      ----------       --------         -------
                                            $2,836,786      $2,720,822       $120,050         $(4,086)
                                            ==========      ==========       ========         =======

                         SoGen Overseas Variable Fund

                             FINANCIAL HIGHLIGHTS

                            Six Months
                               Ended                          For the Period
                           June 30, 1999    Year Ended     February 3, 1997++ to
                            (Unaudited)  December 31, 1998   December 31, 1997
                           ------------- ----------------- ---------------------
Selected Per Share Data
Net asset value,
 beginning of period.....     $10.07          $ 9.77              $10.00
                              ------          ------              ------
Income from investment
 operations:
  Net investment income
   (loss)................       0.10            0.12               (0.01)
  Net realized and
   unrealized gains
   (losses) on
   investments...........       2.31            0.29               (0.22)
                              ------          ------              ------
    Total from investment
     operations..........       2.41            0.41               (0.23)
                              ------          ------              ------
Less distributions:
  Dividends from net
   investment income.....        --            (0.11)                --
                              ------          ------              ------
Net asset value, end of
 period..................     $12.48          $10.07              $ 9.77
                              ======          ======              ======
Total Return.............      23.93%@          4.21%              (2.30)%@
Ratios and Supplemental
 Data
Net assets, end of period
 (000's).................     $6,108          $4,213              $1,391
Ratio of operating
 expenses to average net
 assets..................       1.50%*+         1.50%+              2.00%*+
Ratio of net investment
 income to average net
 assets..................       2.50%*#         2.04%#             (0.14)%*#
Portfolio turnover rate..      38.11%          21.35%               8.88%

--------
++Commencement of operations.
* Annualized.
@ Total return is not annualized, as it may not be representative of the total return for the year.
+ The annualized ratios of operating expenses to average net assets for the six months ended June 30, 1999, the year ended December 31, 1998 and the period from February 3, 1997 to December 31, 1997 would have been 4.01%, 4.98% and 16.07%, respectively, without the effect of the earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
# The annualized ratios of net investment income to average net assets for the six months ended June 30, 1999, the year ended December 31, 1998 and the period from February 3, 1997 to December 31, 1997 would have been (0.02%), (1.44%) and (14.20%), respectively, without the effect of earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
--------
See Notes to Financial Statements.

                         SoGen Overseas Variable Fund
                          1221 Avenue of the Americas
                              New York, NY 10020

DIRECTORS AND OFFICERS

Directors
Philippe Collas                Dominique Raillard
Jean-Marie Eveillard           Nathan Snyder
Fred J. Meyer

Officers

Philippe Collas...........................................Chairman of the Board
Jean-Marie Eveillard..................................................President
Philip J. Bafundo.......................Vice President, Secretary and Treasurer
Edwin S. Olsen.................................................. Vice President
Elizabeth Tobin..................................................Vice President
Charles de Vaulx.................................................Vice President
Lynn L. Chin...................Assistant Vice President and Assistant Treasurer
Richard M. Boyer.......................................Assistant Vice President
John L. DeVita.........................................Assistant Vice President
Charles Edouard de Lardemelle..........................Assistant Vice President
Carol Moreno................................................Assistant Secretary
Warren Chan.................................................Assistant Treasurer

INVESTMENT ADVISER                        UNDERWRITER
Societe Generale Asset Management Corp.   Funds Distributor Inc.
1221 Avenue of the Americas               1221 Avenue of the Americas
New York, NY 10020                        New York, NY 10020


LEGAL COUNSEL                             INDEPENDENT AUDITORS
Dechert Price & Rhoads                    KPMG LLP
30 Rockefeller Plaza                      757 Third Avenue
New York, NY 10112                        New York, NY 10017


DOMESTIC CUSTODIAN                        GLOBAL CUSTODIAN
Investors Fiduciary Trust Company         The Chase Manhattan Bank
801 Pennsylvania                          4 Chase MetroTech Center
Kansas City, MO 64105                     Brooklyn, NY 11245

SHAREHOLDER SERVICING AGENT
Investors Fiduciary Trust Company
801 Pennsylvania
Kansas City, MO 64105


The financial information included herein is taken from the records of the Fund without examination by the Fund's independent auditors, who do not express an opinion thereon. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of SoGen Variable Funds, Inc.